                                                                EXHIBIT 10.15
[HERITAGE LEASING CAPITAL LETTERHEAD]
                                                              EFA No. 16281-1
-------------------------------------------------------------------------------

                         EQUIPMENT FINANCING COMMITMENT
-------------------------------------------------------------------------------

Subject to the terms set forth in this commitment, the following equipment financing transaction is agreed to by the undersigned Debtor and Heritage Leasing Capital ("Secured Party") in connection with the terms of the Equipment Financing Agreement herein referenced (the "Agreement").

Equipment Financing Agreement: dated as of April 28, 1994

Equipment (all Equipment to be acceptable to Secured Party): COMPUTER AND LABORATORY EQUIPMENT.

Commitment Amount:   $400,000.00

Installment Payments:  48 payments of 2.442% of advance payable monthly in advance First and last such payments due at time of scheduling.

Commitment Expiration Date:  June 30, 1994.  As more fully explained below.
                             Security Party has no obligation to make any advance with respect to Equipment not covered by a Schedule to the Agreement executed by Secured Party and Debtor on or prior to this date.

Debtor will comply with, procure, execute and or have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file any documents set forth in Exhibit A or accompanying this commitment. The form, substance and sufficiency of all documents and showings employed in documenting the contemplated financing transaction must be acceptable to Secured Party and its counsel. Debtor will do likewise as to such further documents and showings as Secured Party and its counsel may now or hereafter deem necessary or advisable to protect Secured Party's rights under the Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all searches, filings, title reports, attorney's services and other charges incurred by Secured Party in connection with all such documents and showings and any similar documents and showings Secured Party may procure.

Secured Party may, at its option, terminate its obligations to Debtor hereunder with respect to any and all unscheduled Items of Equipment: (a) at or subsequent to the Commitment Expiration Date, (b) upon the advent of a material adverse change in Debtor's financial condition or Debtor's probable ability to perform its obligations under the Agreement, (c) if the Agreement or any other agreement under which Debtor has obligations to Secured Party is in default or an event which with the giving of notice or lapse of time or both would constitute such a default has occurred and is continuing or (d) with respect to which more than fifteen percent (15%) would be advanced for shipping costs, installation charges and design costs by giving Debtor written notice of such termination.

ACCEPTED AND AGREED to as of                  ACCEPTED AND AGREED to as of

  April 28, 1994                                 April 28, 1994
---------------------------------------       ---------------------------------

Heritage Leasing Capital                         VIASAT, INC.
(Secured Party)                               ---------------------------------
5775 Chesapeake Court                                     (Debtor)
San Diego, CA 92123
                                              Address:    2290 Cosmos Court
                                                      -------------------------
                                                          Carlsbad, CA 92009
                                                      -------------------------
   /s/ Ronald L. Wagner    President
By:_________________________________        /s/ Gregory Monahan  Vice President
   Ronald L. Wagner         (Title)                                    of
                                                                 Administration
                                         By:___________________________________
                                            Gregory Monahan          (Title)

                                         By:___________________________________
                                                                     (Title)

[HERITAGE LEASING CAPITAL LETTERHEAD]                      Page 1 of 2

                                                           EFA No. 16281-1
-------------------------------------------------------------------------------

                  EXHIBIT A TO EQUIPMENT FINANCING COMMITMENT

                    Accepted by Debtor as of April 28, 1994

-------------------------------------------------------------------------------

These provisions hereby become part of the Equipment Financing Commitment dated April 28, 1994, between HERITAGE LEASING CAPITAL and its assignee(s), Secured Party, and VIASAT, INC., Debtor.

In addition to the terms of the Agreement, Debtor further agrees to the following additional provisions:

1.      UCC SEARCH/RELEASES
        --------------------
        The Secured Party may search all public records of Debtor to locate and identify any conflicting liens against the above referenced Equipment. Releases from any intervening parties holding a security interest in said Equipment shall be required prior to funding provided herein.

2.      TYPE OF FINANCING
        -----------------
        This is a net equipment financing transaction whereby maintenance, insurance, property taxes, and all items of a similar nature are for the account of the Debtor.

3.      EXPENSES
        --------
        All expenses associated with the completion of this Agreement including, but not limited to, UCC filing fees and searches, documentation costs, legal expenses, and equipment verification costs are for the account of the Debtor.

4.      MASTER AGREEMENT
        ----------------
        This is a Master Equipment Financing Agreement whereby Schedules may be funded as equipment is delivered. Each Schedule to the Agreement, however, shall cover equipment with a minimum aggregate cost of $20,000.00.


                                                              INITIAL
                                                                /s/

[HERITAGE LEASING CAPITAL LETTERHEAD]                      Page 2 of 2

                                                           EFA No. 16281-1
-------------------------------------------------------------------------------

                  EXHIBIT A TO EQUIPMENT FINANCING COMMITMENT

                    Accepted by Debtor as of April 28, 1994

-------------------------------------------------------------------------------

5.      INSTALLMENT PAYMENT AMOUNT
        --------------------------
        The installment payment amount of $24.42 per $1,000.00 of advance payable monthly in advance is based on the yield of two-year Treasury Notes yielding 5.03% as published in the Wall Street Journal on Wednesday, March 23, 1994 (the "Index") and will apply for all schedules funded by April 30, 1994. If a financing schedule is funded after April 30, 1994 the rate shall be increased proportionally to any increase in the Index. No downward adjustment will be made below the floor index rate of 5.03%. Once a schedule is funded, however, the rate will then be fixed for the term of the agreement.

6.      COMMITMENT EXPIRATION DATE
        --------------------------
        The commitment expiration date of June 30, 1994 may be extended ninety
        (90) days upon review by Secured Party of the Debtor's then current financial condition. Debtor agrees to provide Secured Party such financial information and other information Secured Party may reasonably request to evaluate Debtor's financial condition for purposes of granting such extension.



                                                                     INITIAL
                                                                       /s/

[HERITAGE LEASING CAPITAL LETTERHEAD]

                                                                EFA No. 16281-1

                         EQUIPMENT FINANCING AGREEMENT

        THIS EQUIPMENT FINANCING AGREEMENT ("agreement") is dated as of the date set forth at the foot hereof and is between HERITAGE LEASING CAPITAL ("Secured Party") and the debtor designated at the foot hereof ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this agreement cover each item of machinery, equipment and other property
        (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such grant with respect to an Item of Equipment to be as of Debtor's execution of a related equipment financing commitment referencing this agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the Item. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements under which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessments not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this agreement respecting an Item of Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all amounts due, and performance of all terms and conditions required, hereunder with respect thereto; provided, however, that if this agreement is then in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment together with interest in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured party may from time to time designate on notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET; SURVIVAL. This agreement is a net agreement, and Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstances or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of this agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this agreement. If Debtor has not furnished Secured Party with a Schedule by the earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable equipment financing commitment, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment; Secured Party will have the right to inspect the Equipment and observe its use during normal business hours and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this agreement and all manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

INITIAL  /s/
        -----
17. DEFAULT. Any of the following will constitute an event of default hereunder:
    (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder, provided such default has continued for more than twenty (20) days, except as provided in
    (c) and (d) hereinbelow, or, without limiting the generality of subparagraph
    (1) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real estate where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within ten (10) days; (d) Debtor's failure to comply with its obligations under paragraph 14 above or any transfer by Debtor in violation of paragraph 21 below; (e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety (90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual;
    (g) the filing by Debtor of a petition under the Bankruptcy Act or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed within thirty (30) days of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Act or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in parts
    (e), (f), (g), (h) or (i) hereinabove with respect to any guarantor or other party liable for payment or performance of this agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; [struck through text]
    (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a secured party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise any one or more of the following remedies: (a) declare the Casualty Value or such lesser amounts as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the net proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and brokers fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction of Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.
      No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, and Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Debtor in and to said Item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this agreement and such proceedings are discontinued or abandoned for any reason or are determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights hereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including attorney's fees and court costs and sales costs not offset against sales proceeds under paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action filed is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this agreement, any Item of Equipment or any interest therein or assign, transfer, pledge or hypothecate this agreement or any interest in this agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any other person.
      All rights of Secured Party hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or

IN WITNESS WHEREOF, the undersigned have executed this agreement as of April 28, 1994.

        HERITAGE LEASING CAPITAL                    VIASAT, INC.
                                         _______________________________________
                                                      (Debtor)
                                                                      Vice
                                                                   President of
By: /s/ Ronald L. Wagner   President     By: /s/ Gregory Monahan  Administration
   ____________________________________      ___________________________________
    Ronald L. Wagner        (Title)           Gregory Monahan        (Title)

                                         By: ___________________________________
                                                                      (Title)

                                         Address: 2290 Cosmos Court
                                                  ______________________________
                                                  Carlsbad, CA 92009
                                         _______________________________________
                                               (Individual or Partnership
                                                Notarial Acknowledgement)

INDIVIDUAL or PARTNERSHIP:

State of
County of                                 ss:

        On this _____ day of ______________, 19___, before me _________________, a notary public for the County of ________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name (is)(are) subscribed to this instrument, and acknowledged that (he)(she)(they) executed it (in [his][her][their] capacity as a partner and as the act of the partnership).
        In witness whereof I hereunto set my hand and official seal.

(SEAL)

My commission expires.                  ___________________________________
                                                   Notary Public

86-585 (500)

                            CERTIFICATE OF SECRETARY
                         AS TO ADOPTION OF RESOLUTIONS
                              (Corporate Customer)


The undersigned,                Mark J. Miller
                --------------------------------------------------------------
                             (Corporate Secretary)

hereby certifies that he/she is now, and at all times herein mentioned has been, the duly elected, qualified and acting Secretary of

                                  VIASAT, INC.
---------------------------------------------------------------------------,
                             (Name of Corporation)

a duly organized and existing corporation, and in charge of the minute book and corporate records of said corporation; that the following is a full, true and correct copy of certain resolutions adopted by the Board of Directors of said corporation at a meeting thereof duly held on
    4/18/94
--------------------, at which meeting a quorum of said Board was at all times
     (Date)
present and acting; and that said resolutions have not been modified nor rescinded and are at the date of this certificate in full force and effect:

     WHEREAS it is in the best interest of this corporation to enter into a certain Equipment Lease Agreement, Equipment Financing Agreement or other

                                 HERITAGE LEASING CAPITAL
     agreement with ----------------------------------------------------------
     ("Lessor/Secured Party") and, where appropriate, commitments now or hereafter contemplating the receipt by this corporation of financial accommodation from Lessor/Secured Party under the terms and conditions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement and may in the future be in this corporation's best interests to enter into further such agreements or other agreements with Lessor/Secured Party.

     NOW THEREFORE BE IT RESOLVED: That the officers of this corporation listed below, and each of them, are hereby authorized and directed to execute, acknowledge and deliver in the name of and on behalf of this corporation said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and any such further agreement.

     RESOLVED FURTHER: That the officers, agents and employees of this corporation be and each of them is hereby authorized and empowered to do and perform such other acts and things, and to make, execute, acknowledge, procure and deliver all such other instruments and documents, on behalf of this corporation as may be necessary or be by such officer, agent or employee deemed appropriate to comply with, or to evidence compliance with, the terms, conditions or provisions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, any such commitment or any said further agreement and to consummate the transactions from time to time contemplated thereby.

     RESOLVED FURTHER: That this corporation hereby ratifies and confirms the acts of the officers, agents or employees of this corporation in heretofore entering into any Equipment Lease Agreement, Equipment Financing Agreement, commitment or other agreement with Lessor/Secured Party together with any other acts performed in relation thereto.

     RESOLVED FURTHER: That the Secretary of this corporation be and he/she is hereby authorized and directed to execute, acknowledge and deliver a certified copy of these resolutions to Lessor/Secured Party and any other person or agency which may require a copy of these resolutions.

     RESOLVED FURTHER: That the following are the true names and specimen signatures of the incumbent officers of this corporation authorized by these resolutions to so execute, acknowledge and deliver said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and said further agreements.

     (Type names below)                         (For Signature)

     _____________________________, President   X ________________________

     _____________________________, Vice Pres.  X ________________________

       Mark J. Miller                               /s/ Mark J. Miller
     _____________________________, Secretary   X ________________________
                            Vice President of
       Gregory Monahan        Administration        /s/ Gregory Monahan
     _____________________________,__________   X ________________________
                                     (Title)

     RESOLVED FURTHER: That Lessor/Secured Party is authorized to act upon these resolutions until written notice of the revocation thereof is delivered to Lessor/Secured Party, any such revocation in no way to affect the obligations of this corporation to Lessor/Secured Party under any agreements entered into by this corporation pursuant to the terms of these resolutions prior to receipt by Lessor/Secured Party of such notice of revocation.

                                                                       28th
IN WITNESS WHEREOF, the undersigned has executed this Certificate the ______ day

   April        94
of________, 19______.


                                                /s/ Mark J. Miller
                                           ----------------------------------
                                                      (Secretary)

(Corporate Seal Must Be Affixed
But Failure Not To Affect
Validity Or Reliance)

Heritage Leasing Capital
5775 Chesapeake Court
San Diego, CA 92123